EXHIBIT 10.4: Warrant to Purchase Common stock - Wescom Capital, Inc.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                                    BGI, INC.
                            Void after July 26, 2006

Warrant no. (2)
            ---

This Warrant is issued to Wescom Capital, Inc., of Seattle, Washington, or its registered assigns ("Holder") by BGI, Inc., of Austin, Texas (the "Company"), on August 29, 2002 (the "Warrant Issue Date").

1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or any such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to two hundred fifty thousand (250,000) fully paid and non-assessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Warrant Stock"). The number of shares of Warrant Stock issuable pursuant to this Section 1 shall be subject to adjustment pursuant to Section 9 hereof.

2. Exercise Price. The purchase price shall be forty cents ($0.40) per share of Warrant Stock, as adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").

3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. Pacific Standard Time on July 26, 2006.

4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

     a. The surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto as Exhibit B, to the Secretary of the Company at its principal offices; and


     b. The payment of the Company of an amount equal to the aggregate Exercise Price for the number of shares of Warrant Stock being purchased.

5. Net Exercise. In lieu of exercising the Warrant pursuant to Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Warrant Stock equal to the value of the Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Warrant Stock computed using the following formula:

                                             Y(A - B)
                                      X =    --------
                                               A

          Where: X = The number of shares of Warrant Stock to be issued to the Holder pursuant to this exercise;

                            Y = The number of shares of Warrant Stock in respect of which the net issue election is made;

                            A = The fair market value of one share of the Warrant Stock at the time the net issue election is made;

                            B = The Exercise Price (as adjusted to the date of the net issuance).

     For the purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three
     (3) days prior to the net Exercise Election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

6. Certificate for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares of Warrant Stock so purchased shall be issued as soon as practicable thereafter (with an appropriate restrictive legend, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice.

7. Issuance of Shares. The Company covenants that the shares of Warrant Stock when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

8. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon excercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     a. Subdivisions, Combination and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock by reverse-split or otherwise, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of shares of Warrant Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of shares of Warrant Stock purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     b. Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Warrant Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a Holder of the same number of shares of Warrant Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

     c. Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the Holder of such event and the number of shares of Warrant Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

9. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefore on the basis of the Exercise Price then in effect.

10. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Warrant Stock, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices expressly required under this Warrant.

11. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new warrants.

12.  Registration Rights. This section has been intentionally left blank.

13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each Holder of any shares of Warrant Stock purchased under this Warrant at the time outstanding, each future Holder of all such shares of Warrant Stock, and the Company.

15. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes: (i) upon personal delivery; (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier services; or (iv) five (5) days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

16. Attorney's Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorney's fees, costs and disbursements in addition to any other relief to which it may be entitled.

17. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

18. Governing Law. This Warrant shall be governed by the laws of the State of Texas, as applied to agreements among Texas residents made and to be performed entirely within the State of Texas.


                     BGI, Inc.

                     By:     /s/ William Schwartz
                             --------------------

                     Name: William Schwartz

                     Title: CFO

                                    EXHIBIT A
                               REGISTRATION RIGHTS

This exhibit is intentionally left blank.

                                    EXHIBIT B
                               NOTICE OF EXERCISE

To:  BGI, Inc.

THE UNDERSIGNED HEREBY IRREVOCABLY ELECTS TO EXERCISE THE RIGHT, REPRESENTED BY THIS WARRANT NOTICE OF EXERCISE, TO RECEIVE _______________________ SHARES OF COMMON STOCK [alt. 1 language: AND HEREWITH TENDERS PAYMENT FOR SUCH SHARES TO THE ORDER OF BGI, INC., IN THE AMOUNT OF $_____________________ IN ACCORDANCE WITH THE TERMS HEREOF AND THE WARRANT AGREEEMENT NUMBER ___________ FROM BGI, INC., DATED _____________] [alt. 2 language: IN ACCORDANCE WITH THE TERMS HEREOF AND PURSUANT TO THE NET EXERCISE PROVISION IN SECTION 5 OF THE WARRANT AGREEMENT NUMBER __________ FROM BGI, ING., DATED _______________].

THE UNDERSIGNED REQUESTS THAT A CERTIFICATE FROM SUCH SHARES BE REGISTERED IN THE NAME OF _________________________________, WHOSE ADDRESS IS
____________________________________________________ AND THAT SUCH SHARES BE
DELIVERED TO ____________________________, WHOSE ADDRESS IS
___________________________________________________. IF SUCH NUMBER OF SHARES IS
LESS THAN ALL OF THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER AFTER GIVING EFFECT TO ANY DELIVERY OF WARRANTS IN PAYMENT OF THE EXERCISE PRICE, THE UNDERSIGNED REQUESTS THAT A NEW WARRANT CERTIFICATE REPRESENTING THE REMAINING BALANCE OF SUCH SHARES BE REGISTERED IN THE NAME OF _________________________________, WHOSE ADDRESS IS
________________________________________________ AND THAT SUCH WARRANT
CERTIFICATE BE DELIVERED TO ______________________, WHOSE ADDRESS IS
________________________________________________.


                          WARRANTHOLDER:


                          By: ________________________

                          Name: _______________________

                         Address: ______________________


  Date:  ______________________